SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2000

ROCK OF AGES CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-29464	03-153200
------------------	------------	---------------
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

772 GRANITEVILLE ROAD, GRANITEVILLE, VERMONT 05654

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (802) 476-3121

NONE

(Former Name, former address, and former fiscal year, if changed since last report)

ROCK OF AGES CORPORATION

FORM 8-K

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

None.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

None.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

None.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

None.

ROCK OF AGES CORPORATION

FORM 8-K

ITEM 5. OTHER EVENTS.

On September 26, 2000, the Registrant completed the acquisition of American Monument Corporation, a retailer of granite memorials with sales locations in Danbury and New Milford, Connecticut. Terms of the transaction were not disclosed.

On September 26, 2000 , the Registrant announced that on September 22, 2000, Mark A. Gherardi resigned from his position as Senior Vice President of Manufacturing. Jerry Parrott, currently the Vice President of Barre Manufacturing Operations with over 20 years of service with the Registrant, will assume Gherardi's duties.

On September 26, 2000, the Registrant issued a press release, attached as Exhibit 99.1. The information contained in the press release is incorporated herein by reference.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

None.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

None.

ITEM 8. CHANGE IN FISCAL YEAR.

Not applicable.

ROCK OF AGES CORPORATION

FORM 8-K

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2000

ROCK OF AGES CORPORATION

By: /s/ Kurt M. Swenson

Kurt M. Swenson, Chairman and Chief Executive Officer